SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):               November 3, 2003

                            PARKWAY PROPERTIES, INC.
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               (Exact Name of registrant as specified in charter)

          Maryland                      1-11533                   74-2123597
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation                                        Identification No.)

                          One Jackson Place Suite 1000
                             188 East Capitol Street
                                 P.O. Box 24647
                             Jackson, MS 39225-4647
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                    (Address of principal executive offices)

                                 (601) 948-4091
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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           Former name or former address, if changed since last report


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ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

      99.1 Press Release of the Company dated November 3, 2003, announcing the results of operations of the Company for the quarter ended September 30, 2003.

ITEM 9. Regulation FD Disclosure.

This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On November 3, 2003, Parkway Properties, Inc. issued a press release regarding its results of operations for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

On November 4, 2003, Parkway Properties, Inc. will hold its earnings conference call for the quarter ended September 30, 2003, at 1:00 p.m. Eastern Time.

The information furnished to the SEC pursuant to this item is furnished pursuant to the public release of information in the press release on November 3, 2003 and on the Company's November 4, 2003 earnings conference call.

The information set forth in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Parkway Properties, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2003

                                           PARKWAY PROPERTIES, INC.

                                           By: /s/ Mandy M. Pope
                                           -----------------------------------
                                               Mandy M. Pope
                                               Chief Accounting Officer


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